UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 4, 2021 (May 1, 2021)

Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter

State or other jurisdiction of incorporation or organization

Commission File Number	Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	94-2213782

001-05152	PACIFICORP (An Oregon Corporation) 825 N.E. Multnomah Street Portland, Oregon 97232 888-221-7070	93-0246090

333-90553	MIDAMERICAN FUNDING, LLC (An Iowa Limited Liability Company) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	47-0819200

333-15387	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	42-1425214

000-52378	NEVADA POWER COMPANY (A Nevada Corporation) 6226 West Sahara Avenue Las Vegas, Nevada 89146 702-402-5000	88-0420104

000-00508	SIERRA PACIFIC POWER COMPANY (A Nevada Corporation) 6100 Neil Road Reno, Nevada 89511 775-834-4011	88-0044418

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
PACIFICORP	None
MIDAMERICAN FUNDING, LLC	None
MIDAMERICAN ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

Berkshire Hathaway Energy Company and its direct and indirect subsidiaries PacifiCorp, MidAmerican Funding, LLC, MidAmerican Energy Company, Nevada Power Company and Sierra Pacific Power Company (all of such entities together, the “Registrants”) are furnishing as Exhibit 99.1 to this Form 8-K the slide entitled “Berkshire Hathaway Energy - Coal Unit Retirements” which was presented at the annual Berkshire Hathaway Inc. shareholder meeting on May 1, 2021.

In accordance with general instruction B.2 of Form 8-K, the information in this report is being furnished by the Registrants pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained herein shall not be deemed incorporated by reference in any filing made by a Registrant under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act. This report will not be deemed an admission by any Registrant as to the materiality of any information in the report that is required to be disclosed by such Registrant solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Slide entitled “Berkshire Hathaway Energy – Coal Unit Retirements.”

Forward-Looking Statements

This report (including exhibits) contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon the relevant Registrant’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of each Registrant and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•

general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including income tax reform, initiatives regarding deregulation and restructuring of the utility industry, and reliability and safety standards, affecting the respective Registrant’s operations or related industries;

•

changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition;

•

the outcome of regulatory rate reviews and other proceedings conducted by regulatory agencies or other governmental and legal bodies and the respective Registrant’s ability to recover costs through rates in a timely manner;

•

changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and private generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or the respective Registrant’s ability to obtain long-term contracts with customers and suppliers;

•

performance, availability and ongoing operation of the respective Registrant’s facilities, including facilities not operated by the Registrants, due to the impacts of market conditions, outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions;

•

the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the control of each respective Registrant or by a breakdown or failure of the Registrants’ operating assets, including severe storms, floods, fires, earthquakes, explosions, landslides, an electromagnetic pulse, mining incidents, litigation, wars, terrorism, pandemics (including potentially in relation to COVID-19), embargoes, and cyber security attacks, data security breaches, disruptions, or other malicious acts;

•

the ability to economically obtain insurance coverage, or any insurance coverage at all, sufficient to cover losses arising from catastrophic events, such as wildfires where the Registrants may be found liable for property damages regardless of fault;

•

a high degree of variance between actual and forecasted load or generation that could impact a Registrant’s hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•

changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition, creditworthiness and operational stability of the respective Registrant’s significant customers and suppliers;

•

changes in business strategy or development plans; availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in interest rates;

•	changes in the respective Registrant’s credit ratings;

•	risks relating to nuclear generation, including unique operational, closure and decommissioning risks;

•	hydroelectric conditions and the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings;

•

the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts

•	the impact of inflation on costs and the ability of the respective Registrants to recover such costs in regulated rates;

•	fluctuations in foreign currency exchange rates, primarily the British pound and the Canadian dollar;

•	increases in employee healthcare costs;

•

the impact of investment performance, certain participant elections such as lump sum distributions and changes in interest rates, legislation, healthcare cost trends, mortality, morbidity on pension and other postretirement benefits expense and funding requirements;

•	changes in the residential real estate brokerage, mortgage and franchising industries and regulations that could affect brokerage, mortgage and franchising transactions;

•

the ability to successfully integrate the portion of the natural gas transmission and storage business acquired from Dominion Energy, Inc. (“DEI”) on November 1, 2020, and future acquired operations into a Registrant’s business;

•

the expected timing and likelihood of completion of the proposed transaction to acquire the remaining portion of DEI’s natural gas transmission and storage business, including the ability to obtain the required clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

•

unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on the financial results of the respective Registrants;

•	the ability to successfully integrate future acquired operations into a Registrant’s business; and

•

other business or investment considerations that may be disclosed from time to time in the Registrants’ filings with the United States Securities and Exchange Commission (the “SEC”) or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting the Registrants are described in the Registrants’ filings with the SEC, including Part II, Item 1A and other discussions contained in the Form 10-Q for the quarter ended March 31, 2021, filed by the Registrants on May 3, 2021. Each Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: May 4, 2021
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

PACIFICORP
Date: May 4, 2021
/s/ Nikki L. Kobliha
Nikki L. Kobliha
Vice President, Chief Financial Officer and Treasurer

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
Date: May 4, 2021
/s/ Thomas B. Specketer
Thomas B. Specketer
Vice President and Controller of MidAmerican Funding, LLC and Vice President and Chief Financial Officer of MidAmerican Energy Company

NEVADA POWER COMPANY
Date: May 4, 2021
/s/ Michael E. Cole
Michael E. Cole
Vice President, Chief Financial Officer and Treasurer

SIERRA PACIFIC POWER COMPANY
Date: May 4, 2021
/s/ Michael E. Cole
Michael E. Cole
Vice President, Chief Financial Officer and Treasurer

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